UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 18, 2023

Central Garden & Pet Company
(Exact name of Registrant as Specified in its Charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(925) 948-4000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2023, Timothy P. Cofer, the Chief Executive Officer of Central Garden & Pet Company (the “Company”), announced his intention to resign as Chief Executive Officer, effective as of the close of business on October 6, 2023.

Effective as of the close of business on October 6, 2023, Mary Beth Springer, a member of the Company’s Board of Directors, will serve as the Company’s principal executive officer on an interim basis while the Company conducts a search for Mr. Cofer’s replacement as the Company’s Chief Executive Officer.

Ms. Springer, age 59, has served as the Company’s lead independent director since October 2020. From 2009 to 2011, Ms. Springer served as Executive Vice President and General Manager of The Clorox Company. She served as Clorox’s Group Vice President – Strategy and Growth from 2007 until 2009. She was Group Vice President and General Manager, Specialty Division from 2005 to 2007 and Vice President and General Manager, Glad Products Business Unit from 2002 through 2004. Ms. Springer joined Clorox in 1990 as associate marketing manager for household products and subsequently held marketing positions of increasing responsibility. Ms. Springer also serves as an independent director of Amy’s Kitchen, a privately-held organic food company. From 2013 to 2023, Ms. Springer served as an independent director of Nature’s Sunshine Products, Inc., a natural health and wellness company.

There are no family relationships between any director or executive officer of the Company and Ms. Springer, and no transactions reportable under Item 404(a) of Regulation S-K in which she has a direct or indirect material interest. Further, there are no arrangements or understandings between Ms. Springer and any other person pursuant to which she was appointed to serve as the Company’s interim principal executive officer.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated September 20, 2023.

Exhibit 104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

Date: September 20, 2023	By:	/s/ Joyce M. McCarthy
Joyce M. McCarthy
General Counsel and Secretary

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